UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Drive, Westminster, CO, 80012
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On October 6, 2022, Trimble Inc. (“Trimble” or the “Company”) issued a press release announcing the matters disclosed in response to Item 8.01, below. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On October 6, 2022, the Company changed its headquarters from 935 Stewart Drive, Sunnyvale, California, 94085 to 10368 Westmoor Dr, Westminster, CO 80021. The Company’s telephone number has been updated from (408) 481 8000 to (720) 887-6100.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 6, 2022 issued by Trimble.
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: October 6, 2022	By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President and General Counsel